WATERSIDE CAPITAL CORPORATION




                               1998 ANNUAL REPORT

  TABLE OF CONTENTS

  LETTER TO STOCKHOLDERS .................. 1

  SUMMARY OF FINANCIAL INFORMATION ........ 2

  MANAGEMENT'S DISCUSSION AND ANALYSIS .... 3

  INDEPENDENT AUDITOR'S REPORT ............ 7

  FINANCIAL STATEMENTS .................... 8

  DIRECTORS AND OFFICERS .................. 22

  SHAREHOLDER INFORMATION ................. 23

LETTER TO STOCKHOLDERS
Fiscal 1998 marked the true beginning for Waterside Capital Corporation. We successfully completed our initial public offering in February 1998 during a very difficult IPO market. As a result of the IPO, we are very excited to be a NASDAQ Stock Market listed company under the trading symbol WSCC.

With our emphasis on future growth, we added several professionals to our staff during the year with diverse business and financial expertise. We added three Business Development Officers: Robert P. Louthan, Michael C. Huffman, and Lex
W. Troutman with significant experience in venture capital funds, investment banking, and commercial bank lending. These three individuals will be the drivers of our growth strategy. We also added Gerald T. McDonald as Chief Financial Officer, who brings years of experience to the financial management of the company. In addition to the enhancement in our management team, we have expanded our geographic scope from Norfolk by opening additional production offices in Richmond, Virginia and Charlotte, North Carolina. With these locations, we are strategically located to target investment opportunities in the Mid-Atlantic region.

We are a specialty finance company that invests in equity and debt securities of small businesses primarily to finance their growth and expansion. We evaluate potential investments for quality through a due diligence process that assesses traditional criteria such as profit history, cash flow, debt service coverage, and collateral. As a Small Business Investment Corporation (SBIC) which primarily invests in equity securities, our due diligence also includes a thorough evaluation of the prospect's products, the market size, the growth potential, a thorough review of management abilities and experience, and an exit strategy. With the additional capital raised through the IPO, our typical investment is now structured as a preferred stock security generally ranging in size from $500,000 to $1,500,000.

The Company's financial performance for the year ended June 30, 1998 reflects our continuing expansion. We originated $6.5 million in new financings compared to $1.5 million the previous year. The net increase in stockholders' equity resulting from operations of $543 thousand was 98% greater than the $274 thousand reported for the prior year. On a per share basis, the net increase in stockholders'equity resulting from operations was $.60 for 1998 and $.49 for 1997, after reporting a 62% increase in the weighted average number of shares outstanding due to the IPO.

Our accomplishments in 1998 have allowed us to build the foundation for a growing investment company that provides growth-capital to small businesses. Maximizing shareholder value is the guiding principle for all we do in managing and operating your company. We thank our shareholders, portfolio companies, and business associates for their continued interest in being actively and enthusiastically involved with us.



                                               J. Alan Lindauer
                                               PRESIDENT AND CEO

                       SUMMARY OF FINANCIAL INFORMATION



                                                                                             YEAR ENDED JUNE 30,
                                                     INCEPTION (JULY 13, 1993)   --------------------------------------------
                                                        TO JUNE 30, 1995(1)        1996(1)         1997            1998
                                                    --------------------------   -----------   -----------   ----------------
SUMMARY OF EARNINGS INFORMATION
 Operating income:
   Interest on cash equivalents .................           $   8,955             $ 42,262      $ 166,573      $  211,440
   Dividends ....................................                  --                   --         51,425         299,080
   Interest on loans ............................                  --                   --          9,430          24,290
   Fee and other income .........................                  --               17,255         37,450         271,714
                                                            ---------             --------      ---------      ----------
    Total operating income ......................               8,955               59,517        264,878         806,524
 Total operating expenses .......................              36,025               59,777        214,667         635,519
                                                            ---------             --------      ---------      ----------
    Net operating income (loss) before
     income taxes ................................            (27,070)                (260)        50,211         171,005
 Income tax expense (benefit) ....................              1,880               (7,346)       (12,370)        (47,220)
                                                            ---------             --------      ---------      ----------
    Net operating income (loss) ..................            (28,950)               7,086         62,581         218,225
 Change in unrealized appreciation on
    investments, net of income taxes (2) .........                 --                   --        211,700         325,110
                                                            ---------             --------      ---------      ----------
    Net increase in stockholders' equity
     resulting from operations ...................          $ (28,950)               7,086      $ 274,281      $  543,335
                                                            =========             ========      =========      ==========
 Net operating income (loss) per share -
    basic and diluted ............................                 --                   --            .11             .24
 Net increase in stockholders' equity
    resulting from operations per share -
    basic and diluted ............................                 --                   --            .49             .60
 Weighted average number of shares
    outstanding ..................................                 --                   --        562,117         910,587(3)


                                                                               JUNE 30,
                                                          --------------------------------------------------
                                                              1996            1997               1998
                                                          ------------   -------------   -------------------
BALANCE SHEET INFORMATION:
 Investments in portfolio companies, at fair value (4):
  Equity securities ....................................    $       --     $1,142,410       $   6,724,337
  Loans ................................................            --             --           1,575,264
  Warrants .............................................            --        338,890             206,624
                                                            ----------     ----------       -------------
    Total investments .................................             --      1,481,300           8,506,225
 Cash and cash equivalents .............................     3,595,766      2,329,148           4,393,501
    Total assets .......................................     3,655,018      3,963,648          13,374,729
    Total stockholders' equity .........................     3,512,636      3,856,417          13,034,288(3)

---------
(1) Through June 30, 1996, the Company operated as a development stage enterprise. The Company made its first portfolio investment during the year ended June 30, 1997.

(2) Amounts have been presented net of deferred income tax expense of $129,600, and $198,920, respectively, for the years ended June 30, 1997 and 1998.

(3) In January 1998, the Company completed an initial public offering of 852,000 shares of common stock at $11 per share. The net proceeds from the offering, after $1,228,464 of expenses, were $8,083,536.

(4) The Company's portfolio investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration
    (SBA). The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company's Financial Statement included elsewhere herein. The cost of the portfolio investments was $1,140,000 and $7,640,899 at June 30, 1997 and 1998, respectively.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's fiscal year 1998 financial statements and the notes thereto and the other information included elsewhere in this report. Because of the very limited operating results and history of the Company there can be no assurance that the Company's historical financial performance is indicative of its future results of operations.


                                   OVERVIEW

     Waterside Capital Corporation ("Waterside" or the "Company") is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in equity and debt securities to finance the growth, expansion, and modernization of small private businesses, primarily in the Mid-Atlantic region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operations. The Company was licensed in 1996 by the Small Business Administration (SBA) as a small business investment company (SBIC) under the Small Business Investment Act of 1958. In October 1996, the Company made its first portfolio investment. In January 1998, the Company completed its initial public offering (IPO) to raise additional equity to support its growth strategy.

     As an SBIC, Waterside's dividend income is not taxable; therefore, the Company has chosen to make most of its investments in the form of preferred stock, bearing annual dividends yielding between 12% and 14%. In addition to investing in preferred stock, the Company also provides long-term loans at similar rates. Many of the Company's equity and debt financings include warrants to acquire common stock of the portfolio company. As an SBIC, Waterside is eligible to borrow at relatively attractive rates from the SBA.

     The majority of the Company's operating income is derived from dividend and interest income on portfolio investments and interest earned on cash equivalents. The remaining portion of the Company's operating income comes from application and processing fees related to investment originations. The Company's operating expenses primarily consist of payroll and other expenses incidental to operations. Waterside currently has eight full time employees and three offices from which it operates: Norfolk and Richmond, Virginia and Charlotte, North Carolina.


                                 THE PORTFOLIO

     The Company's investment portfolio is currently comprised of preferred stock (71%), loans (19%), common stock (8%), and common stock warrants (2%). The blended yield rate on the preferred stock is approximately 12% (or 19% on a fully taxable equivalent basis) while the blended yield rate on the loan portfolio is approximately 16%. The Company's investments in small businesses are expected to continue to be direct equity investments and secured and unsecured loans, generally with warrants to purchase common stock. The Company's investment objective is to earn income from preferred stock dividends, interest on loans, as well as through the appreciation of its holdings in portfolio companies through direct ownership or warrant appreciation. The Company structures its various investments with an average life ranging from 5 to 7 years, at which time it is anticipated that the investment will mature and the Company will realize its investment through various exit strategies.

     At June 30, 1998, the Company had not realized any of its investments in portfolio companies. Accordingly, its financial statements do not reflect any realized gains or losses on these investments. It has, however, recognized net unrealized appreciation on certain investments. Unrealized appreciation or depreciation on investments results when the Company adjusts the value of its investments, on a quarterly basis, to reflect management's estimate of current fair value as determined by the Executive Committee of the Board of Directors in accordance with the SBA's Model Valuation Policy. Any change in the fair value of loans and equity investments is reflected in unrealized appreciation/depreciation on investments, but has no impact on net operating income.


                             RESULTS OF OPERATIONS


     OPERATING INCOME

     During the fiscal year ended June 30, 1998, the Company generated $807 thousand in operating income compared to the $265 thousand generated during the fiscal year ended June 30, 1997. The largest component of the change in operating income relates to an increase in dividends earned to $299 thousand in fiscal 1998 from $51 thousand in fiscal 1997. Another component of the change in operating income related to the increase in fee income, consisting of a combination of application and closings fees, to $272 thousand in fiscal 1998 from $37 thousand in fiscal 1997. The increases in dividends and fee income were derived from the new investments and loans made during fiscal year 1998 of $6.5 million as compared to $1.5 million for fiscal year 1997. The remainder of the increase in operating income can be primarily attributed to an increase in interest income from cash equivalents due to the investment of proceeds from the IPO.


     OPERATING EXPENSES.

     Operating expenses for the year ended June 30, 1998 were $636 thousand as compared to the $215 thousand reported for the year ended June 30, 1997. The significant increase in expenses is a function of the growth of the Company through increased investment activity and the related accompanying increases in payroll, legal and accounting costs, and other general operating expenses. The work force grew from three employees at June 30, 1997 to eight full time equivalents at June 30, 1998. The increase in employees primarily consisted of three additional business development officers necessary to sustain the Company's growth strategy. The remaining two additional employees handle administrative and financial management functions.


     CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS.

     The Company reported $325 thousand, net of taxes, of unrealized appreciation on investments for the year ended June 30, 1998 as compared to the $212 thousand reported for the year ended June 30, 1997. The increase can be primarily attributed to the growth in value of a publicly traded portfolio company, as well as appreciation measured by the sale of one of its investments in July 1998.


                        LIQUIDITY AND CAPITAL RESOURCES

     Since its inception, the Company has funded its operations and the growth of its investment portfolio primarily through: (i.) the private placement of equity securities, (ii.) its initial public offering effected February 3, 1998, and (iii.) cash flows from operating activities.

     The Company generated cash flow from operating activities of $125 thousand in fiscal 1998 as compared to the $125 thousand used in 1997, primarily due to the increase in operating income described above. Cash flows used in investing activities increased to $6.0 million in fiscal 1998 from $1.2 million in fiscal 1997. The increase is primarily attributed to a $5.4 million increase in investments and loans made, partially offset by a $540 thousand increase in repayments of stockholder loans. Cash flows provided by financing activities for the year ended June 30, 1998 were $8.0 million as compared to the $41 thousand for the comparable period in 1997, primarily due to the $8.1 million raised in conjunction with the IPO.

     During fiscal 1999, the Company expects to utilize the remainder of the IPO proceeds to continue to grow its investment portfolio. In addition, in July 1998, the Company's investment in one of its portfolio companies was sold for proceeds of approximately $1.0 million. On June 8, 1998, the Company was granted approval to draw on its first tier of leverage from the SBA of $12.3 million. The Company intends to begin to draw on this leverage during the first quarter of fiscal year 1999. Management believes that these sources of capital will be sufficient to fund the Company's operations and grow its portfolio in fiscal 1999.


                                 THE YEAR 2000

     The Company is in the process of identifying and addressing the potential impact of the Year 2000 issue on its operations. This process has identified three primary areas in which the Company could be effected. First, the Company has assessed its financial and administrative software programs. As part of this process, the Company has contacted its software vendors, who have indicated that their programs either are or will be Year 2000 compliant. The Company will continue to work with these vendors to ensure that necessary upgrades and testing are completed by early 1999. Due to the nature of the Company's business, management does not expect a significant impact associated with non information technology systems. Secondly, the Company is assessing its key relationship with suppliers and other third parties, including its commercial bank, to determine the potential impact of Year 2000. The
Company will continue to analyze this area in further detail in 1999. Finally, the Company has begun an investigation of the impact of Year 2000 issues on its portfolio companies. This investigation is not complete, and as a result, the Company cannot assess the potential exposure associated with the readiness of its portfolio companies for Year 2000. The readiness of its portfolio companies represents the Company's most significant risk with regards to the Year 2000. Although the Company is currently unaware of any significant

Year 2000 issues related to its portfolio companies, the failure of one or more of the portfolio companies to properly prepare for the Year 2000 could have an adverse impact on the Company's results of operations and financial position, and this impact could be material. The Company plans to complete its initial assessment of the readiness of its portfolio companies by the end of 1998. Based upon its assessment, contingency plans will be developed to mitigate the potential risks. Based on the assessment performed to date, the Company does not believe that the cost of its Year 2000 remediation activities will be material to its results of operations or financial position.


                          FORWARD LOOKING STATEMENTS

     Included in this Report and other written and oral information presented by management from time to time, including reports to shareholders, quarterly and semi-annual shareholder letters, filings with the Commission, news releases and investor presentations, are forward-looking statements about business objectives and strategies, market potential, the Company's ability to expand its geographic scope, the quality of the Company's due diligence efforts, its financing plans, the impact of Year 2000 issues, future financial performance and other matters that reflect management's expectations as of the date made. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "seeks" and similar expressions are intended to identify forward-looking statements. Future events and the Company's actual results could differ materially from the results reflected in these forward-looking statements. There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. Please refer to a discussion of these and other factors in this Report and the Company's other Commission filings. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

                         INDEX TO FINANCIAL STATEMENTS



                                                                                              PAGE
                                                                                             -----
Independent Auditors' Report .............................................................     7
Financial Statements: ....................................................................
 Balance Sheets as of June 30, 1997 and 1998 .............................................     8
 Statements of Operations for the years ended June 30, 1997 and 1998 .....................     9
 Statements of Changes in Stockholders' Equity for the years ended June 30, 1997 and 1998     10
 Statements of Cash Flows for the years ended June 30, 1997 and 1998 .....................    11
 Notes to Financial Statements ...........................................................    12

INDEPENDENT AUDITORS' REPORT


THE STOCKHOLDERS AND BOARD OF DIRECTORS
WATERSIDE CAPITAL CORPORATION:

     We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of portfolio investments, as of June 30, 1997 and 1998 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 1997 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

                                  /s/ KPMG Peat Marwick LLP

Norfolk, Virginia
August 5, 1998

                                BALANCE SHEETS




                                                                                  JUNE 30
                                                                     ----------------------------------
                                                                           1997              1998
                                                                     ---------------   ----------------
ASSETS:
 Investments in portfolio companies, at fair value (note 2):
 Equity securities ...............................................    $  1,142,410       $  6,724,337
 Loans ...........................................................              --          1,575,264
 Warrants ........................................................         338,890            206,624
                                                                      ------------       ------------
   Total investments, cost of $1,140,000 and $7,640,893 at
    June 30, 1997 and 1998, respectively .........................       1,481,300          8,506,225
                                                                      ------------       ------------
 Cash and cash equivalents (note 1) ..............................       2,329,148          4,393,501
 Dividend receivable .............................................          51,425            172,842
 Interest receivable .............................................           5,730             21,272
 Refundable income taxes .........................................          16,752                 --
 Prepaid expenses ................................................              --             45,137
                                                                      ------------       ------------
   TOTAL CURRENT ASSETS ..........................................       2,403,055          4,632,752
 Property and equipment, net (note 4) ............................          49,959            112,002
 Other assets, net ...............................................          29,334            123,750
                                                                      ------------       ------------
   TOTAL ASSETS ..................................................    $  3,963,648       $ 13,374,729
                                                                      ============       ============
LIABILITIES AND STOCKHOLDERS' EQUITY:
LIABILITIES:
 Accounts payable ................................................             931             15,616
 Accrued expenses (note 5) .......................................              --             66,825
                                                                      ------------       ------------
   TOTAL CURRENT LIABILITIES .....................................             931             82,441
Deferred income taxes (note 6) ...................................         106,300            258,000
                                                                      ------------       ------------
   TOTAL LIABILITIES .............................................         107,231            340,441
                                                                      ------------       ------------
STOCKHOLDERS' EQUITY (NOTE 8):
 Common stock, $1 par value, 10,000,000 shares authorized, 568,900 issued and outstanding at June 30, 1997 and 1,420,900 shares
   issued and outstanding at June 30, 1998 .......................         568,900          1,420,900
 Preferred stock, $1 par value, 25,000 shares authorized,
   no shares issued and outstanding ..............................              --                 --
 Additional paid-in capital ......................................       5,041,100         12,272,636
 Net unrealized appreciation on investments ......................         211,700            536,810
 Undistributed accumulated earnings ..............................          40,717            258,942
 Stockholders' notes receivable (note 3) .........................      (2,006,000)        (1,455,000)
                                                                      ------------       ------------
   TOTAL STOCKHOLDERS' EQUITY ....................................       3,856,417         13,034,288
Commitments, contingencies and subsequent events
 (notes 2, 10, 11, 12, 14 and 15) ................................
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....................    $  3,963,648       $ 13,374,729
                                                                      ============       ============
   Net asset value per common share ..............................    $       6.78       $       9.17
                                                                      ============       ============

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS




                                                                                          YEARS ENDED
                                                                                            JUNE 30,
                                                                                   --------------------------
                                                                                       1997           1998
                                                                                   ------------   -----------
OPERATING INCOME:
 Interest on loans .............................................................    $   9,430      $  24,290
 Dividends .....................................................................       51,425        299,080
 Interest on cash equivalents ..................................................      166,573        211,440
 Fee income ....................................................................       37,450        271,714
                                                                                    ---------      ---------
   TOTAL OPERATING INCOME ......................................................      264,878        806,524
                                                                                    ---------      ---------
OPERATING EXPENSES:
 Management fees ...............................................................       52,000         39,000
 Salary and benefits ...........................................................       41,965        326,261
 Legal and accounting ..........................................................       41,128         90,592
 Other operating expenses ......................................................       79,574        179,666
                                                                                    ---------      ---------
   TOTAL OPERATING EXPENSES ....................................................      214,667        635,519
                                                                                    ---------      ---------
   Net operating income before income taxes ....................................       50,211        171,005
Income tax benefit (note 6) ....................................................      (12,370)       (47,220)
                                                                                    ---------      ---------
   NET OPERATING INCOME ........................................................       62,581        218,225
Change in unrealized appreciation on investments, net of
 provision for income taxes of $129,600 and $198,920
 for 1997 and 1998, respectively ...............................................      211,700        325,110
                                                                                    ---------      ---------
   Net increase in stockholders' equity resulting from operations ..............    $ 274,281      $ 543,335
                                                                                    =========      =========
Net increase in stockholders' equity resulting from operations per share --
 basic and diluted .............................................................    $    0.49      $    0.60
                                                                                    =========      =========

                See accompanying notes to financial statements.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY




                                                   COMMON STOCK
                                ---------------------------------------------------
                                         SHARES                    SHARES
                                ------------------------ --------------------------
                                 SUBSCRIBED     AMOUNT      ISSUED        AMOUNT
                                ------------ ----------- ------------ -------------
BALANCE JUNE 30, 1996               26,000    $  26,000     537,400    $  537,400
 Common stock issued
  pursuant to private
  placement ...................    (26,000)     (26,000)     31,500        31,500
 Repayment of
  stockholders' notes
  receivable ..................         --           --          --            --
 Net operating income .........         --           --          --            --
 Increase in net unrealized
  appreciation on
  investments .................         --           --          --            --
                                   -------    ---------     -------    ----------
BALANCE JUNE 30, 1997 .........         --           --     568,900       568,900
 Common stock issued
  pursuant to initial
  public offering .............         --           --     852,000       852,000
 Repayment of
  stockholders' notes
  receivable ..................
 Net operating income .........         --           --          --            --
 Increase in net unrealized
  appreciation on
  investments .................         --           --          --            --
                                   -------    ---------     -------    ----------
BALANCE JUNE 30, 1998 .........         --    $      --   1,420,900    $1,420,900
                                   =======    =========   =========    ==========



                                                NET UNREALIZED   UNDISTRIBUTED
                                  ADDITIONAL     APPRECIATION     ACCUMULATED    STOCKHOLDERS'        TOTAL
                                    PAID-IN           ON           EARNINGS          NOTES        STOCKHOLDERS'
                                    CAPITAL       INVESTMENTS      (DEFICIT)       RECEIVABLE        EQUITY
                                -------------- ---------------- -------------- ----------------- --------------
BALANCE JUNE 30, 1996            $  4,987,100      $     --       $ (21,864)     $  (2,016,000)   $ 3,512,636
 Common stock issued
  pursuant to private
  placement ...................        54,000            --              --                 --         59,500
 Repayment of
  stockholders' notes
  receivable ..................            --            --              --             10,000         10,000
 Net operating income .........            --            --          62,581                 --         62,581
 Increase in net unrealized
  appreciation on
  investments .................            --       211,700              --                 --        211,700
                                 ------------      --------       ---------      -------------    -----------
BALANCE JUNE 30, 1997 .........     5,041,100       211,700          40,717         (2,006,000)     3,856,417
 Common stock issued
  pursuant to initial
  public offering .............     7,231,536            --              --                 --      8,083,536
 Repayment of
  stockholders' notes
  receivable ..................                                                        551,000        551,000
 Net operating income .........            --            --         218,225                 --        218,225
 Increase in net unrealized
  appreciation on
  investments .................            --       325,110              --                 --        325,110
                                 ------------      --------       ---------      -------------    -----------
BALANCE JUNE 30, 1998 .........  $ 12,272,636      $536,810       $ 258,942      $  (1,455,000)   $13,034,288
                                 ============      ========       =========      =============    ===========

                See accompanying notes to financial statements.

                           STATEMENTS OF CASH FLOWS




                                                                                               YEARS ENDED
                                                                                                JUNE 30,
                                                                                    ---------------------------------
                                                                                          1997              1998
                                                                                    ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase in stockholders' equity resulting from operations .................    $    274,281      $    543,335
 Adjustments to reconcile net income to net cash used in operating activities:
   Increase in unrealized appreciation on investments ...........................        (341,300)         (524,030)
   Depreciation and amortization ................................................          15,346            38,634
   Deferred income tax expense ..................................................         117,230           151,700
   Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
    Dividend receivable .........................................................         (51,425)         (121,417)
    Interest receivable .........................................................          (5,730)          (15,542)
    Refundable income taxes .....................................................         (16,752)           16,752
    Prepaid expenses ............................................................              --           (45,137)
    Other assets ................................................................            (390)             (750)
    Accounts payable and accrued expenses .......................................        (114,058)           81,510
    Income taxes payable ........................................................          (1,823)               --
                                                                                     ------------      ------------
     Net cash provided by (used in) operating activities ........................        (124,621)          125,055
                                                                                     ------------      ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Loans made .....................................................................        (400,000)       (1,325,000)
 Principal collected on loans made ..............................................         400,000                --
 Investments made ...............................................................      (1,140,000)       (5,175,893)
 Proceeds from repayment of stockholders' notes receivable ......................          10,000           551,000
 Acquisition of property and equipment ..........................................         (52,997)          (71,345)
                                                                                     ------------      ------------
     Net cash used in investing activities ......................................      (1,182,997)       (6,021,238)
                                                                                     ------------      ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common stock .....................................          59,500         8,083,536
 Payment of deferred financing costs ............................................              --          (123,000)
 Repayment of short term debt ...................................................         (18,500)               --
                                                                                     ------------      ------------
     Net cash provided by financing activities ..................................          41,000         7,960,536
                                                                                     ------------      ------------
NET INCREASE (DECREASE) in cash and cash equivalents ............................      (1,266,618)        2,064,353
CASH AND CASH EQUIVALENTS, beginning of year ....................................       3,595,766         2,329,148
                                                                                     ------------      ------------
CASH AND CASH EQUIVALENTS, end of year ..........................................    $  2,329,148      $  4,393,501
                                                                                     ============      ============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     DESCRIPTION OF BUSINESS

     Waterside Capital Corporation (the "Company") was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the "SBA") as a Small Business Investment Corporation ("SBIC"). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958.

     The Company operated as a development stage company through its fiscal year ended June 30, 1996. The Company made its first loan to a small business concern in October 1996 and its first equity investment in November 1996.

     On March 21, 1994, the Company authorized the issuance of 1,000,000 shares of its common stock in a private placement. As of June 30, 1996, the Company closed the offering, ultimately issuing 568,900 shares of common stock, after adjustment for the stock split described below, with aggregate net cash proceeds of $3,594,000, after $79,000 of offering costs.

     On July 28, 1995, the Company submitted its application to the SBA and on May 14, 1996 was granted a license to operate as a SBIC.

     On September 10, 1997, the Company authorized a common stock split of 100 to 1. This increased the authorized number of common shares to 10,000,000 and the issued and outstanding common shares to 568,900.

     In January 1998, the Company completed an Initial Public Offering ("IPO") of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.


     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid securities purchased with insignificant interest rate risk and original maturities of three months or less at the acquisition date to be cash equivalents. Cash and cash equivalents consisted of the following at June 30, 1997 and 1998:


                                               1997             1998
                                          --------------   --------------
      Cash ............................    $    19,678      $   193,501
      Certificate of deposit ..........        100,000               --
      Repurchase agreements ...........      2,209,470        4,200,000
                                           -----------      -----------
            Total .....................    $ 2,329,148      $ 4,393,501
                                           ===========      ===========


     The repurchase agreements reflected above consist of overnight agreements collateralized by U.S. government securities. Due to the short-term nature of the agreements, the securities are held for the Company by a bank.


     INVESTMENT VALUATION

     Investments are carried at fair value, as determined by the Executive Committee of the Board of Directors. The Company, through its Board of Directors, has adopted the Model Valuation Policy, as published by the SBA, in Appendix III to Part 107 of Title 12 of the Code of Federal Regulations (the "Policy"). The Policy, among other things, presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. Except for interest-bearing securities which are convertible into common stock, interest-bearing securities are valued in an amount not greater than cost, with unrealized depreciation being recognized when value is impaired. Equity securities of private companies are presumed to represent cost unless the performance of the portfolio company, positive or negative, indicates otherwise in accordance with the Policy guidelines. The fair value of equity securities of publicly traded companies are generally valued at their quoted market price discounted for the effect of restrictions on the sale of such securities. Discounts range from 0% to 40%. The Company maintains custody of its investments as permitted by the Investment Company Act of 1940.

     REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS

     Realized gains or losses are recorded upon disposition of investments, calculated on the difference between the proceeds and the cost basis determined using the specific identification method. All other changes in the value of investments, including any provision for losses, are included as changes in the unrealized appreciation or depreciation in the statement of operations.


     RECOGNITION OF INTEREST AND DIVIDEND INCOME

     Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date.


     FEE INCOME

     Portfolio investment processing fees are recognized as income upon consummation of the related investment transaction.


     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated on the straight-line method over the estimated useful lives of the assets ranging from 5 to 7 years. Property and equipment held under leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.



     INCOME TAXES

     Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


     OTHER ASSETS

     At June 30, 1997, other assets consisted of organization and startup costs. The Company adopted the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," as of July 1, 1997. The SOP requires that costs incurred during start-up activities, including organization costs, be expensed as incurred. The impact of the change of $29,334 has been reflected in operating expenses for the year ended June 30, 1998 due to the immateriality of the impact.

     Other assets at June 30, 1998 consist primarily of a 1% processing fee paid to the Small Business Administration (SBA) to secure debentures totaling up to $12,300,000 for a ten year period. The Company plans to begin to draw down available amounts in fiscal 1999. The processing fee will be amortized over the life of the debentures using the effective interest method.


     NET INCREASE IN SHAREHOLDERS' EQUITY RESULTING FROM OPERATIONS PER SHARE

     As required, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 128, EARNINGS PER SHARE, for the year ended June 30, 1998. Basic earnings per share as calculated in accordance with SFAS No. 128 has been computed by dividing net increase in stockholders' equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase in stockholders' equity resulting from operations by the weighted average number of common shares and common share equivalents outstanding. Common share equivalents include all outstanding stock options and warrants after applying the treasury stock method. All share and per share data in the financial statements and the accompanying notes have been retroactively adjusted to reflect the implementation of SFAS No. 128.

     STOCK OPTION PLAN

     The Company accounts for stock options issued to employees and members of the Board of Directors under the provisions of Statement of Financial Accounting Standards (SFAS) No. 123, ACCOUNTING FOR STOCK BASED COMPENSATION, which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of Accounting Principles Board (APB) Opinion No. 25 and provide pro forma net income and pro forma net income per common share disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.


     RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 financial statements to conform to 1998 financial statement presentation.


     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     EFFECT OF UNADOPTED ACCOUNTING STANDARDS

     Statement of Financial Accounting Standards (SFAS) No. 130, REPORTING COMPREHENSIVE INCOME, has been issued for fiscal years beginning after December 15, 1997 and requires restatement of earlier financial statements for comparative purposes. SFAS No. 130 requires that changes in the amounts of certain items, including gains and losses on certain securities, be shown in the financial statements. The Company does not anticipate the adoption of SFAS No. 130 to have a material effect on the Company's financial statements.


2. INVESTMENTS

     Investments consist primarily of preferred stock obtained from and loans made to portfolio companies under SBIC investment and loan regulations. The financial statements include securities valued at $1,481,300 and $8,506,225 at June 30, 1997 and 1998 (37.4% and 63.6% of assets), respectively. Investments are recorded at fair value as determined by the Executive Committee of the Board of Directors or by current market prices, if available, in accordance with the Company's valuation policy. The valuation process completed by management includes estimates made by management and the Executive Committee in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences could be material. See schedule of portfolio investments.


3. STOCKHOLDERS' NOTES RECEIVABLE

     In connection with the Company's private placement, the Company sold shares of common stock to accredited investors for 50% of the subscription price paid in cash and the balance financed by a non-interest bearing demand recourse promissory note. The Company holds the issued shares as collateral for the note until the note is paid in full. Other investors that purchased shares in this private placement elected to pay all cash for their shares at the time of issuance. As of June 30, 1997 and 1998, $2,006,000 and $1,455,000,
respectively, of these notes were outstanding.

     On December 3, 1997, the Board of Directors of the Company authorized the officers of the Company to demand that the shareholders repay the notes on or before December 31, 1999. Notice of this demand was sent to the shareholders on December 31, 1997.

4. PROPERTY AND EQUIPMENT

     Property and equipment at June 30, 1997 and 1998 consists of the following:



                                                                      1997          1998
                                                                  -----------   -----------
      Furniture and fixtures ..................................    $ 17,472      $  66,189
      Computer equipment ......................................      14,759         30,226
      Leasehold improvements ..................................      20,766         27,927
                                                                   --------      ---------
                                                                     52,997        124,342
      Less accumulated depreciation and amortization ..........       3,038         12,340
                                                                   --------      ---------
        Property and equipment, net ...........................    $ 49,959      $ 112,002
                                                                   ========      =========

5. ACCRUED EXPENSES

     Accrued expenses at June 30, 1998 consists of the following:


      Accrued accounting and legal expense .........    $ 45,500
      Accrued salaries and benefits ................      21,325
                                                        --------
         Total accrued expenses ....................    $ 66,825
                                                        ========

6. INCOME TAXES

     The Company's provision for income taxes for the years ended June 30, 1997 and 1998 was allocated as follows:


                                                                        1997             1998
                                                                   --------------   --------------
      Deferred tax benefit attributable to operations ..........     $  (12,370)      $  (47,220)
      Deferred tax expense attributable to change in unrealized
        appreciation on investments ............................        129,600          198,920
                                                                     ----------       ----------
         Total tax provision ...................................     $  117,230       $  151,700
                                                                     ==========       ==========

     The Company's deferred tax benefit attributable to operations for the year ended June 30, 1997 and 1998 is as follows:


                                                    1997             1998
                                               --------------   --------------
      Federal ..............................     $  (10,370)      $  (39,720)
      State ................................         (2,000)          (7,500)
                                                 ----------       ----------
         Total income tax benefit ..........     $  (12,370)      $  (47,220)
                                                 ==========       ==========

     The 1997 and 1998 actual tax benefit attributable to operations differs from the amount which would be provided by applying the statutory federal rate to operating income before income taxes as follows:



                                                           1997             1998
                                                      --------------   -------------
      Computed "expected" tax expense .............     $   17,000      $   58,000
      State taxes, net of Federal impact ..........         (1,320)         (5,000)
      Dividend income .............................        (17,500)       (102,000)
      Other .......................................        (10,550)          1,780
                                                        ----------      ----------
                                                        $  (12,370)     $  (47,220)
                                                        ==========      ==========

     The Company's deferred tax assets and liabilities at June 30, 1997 and 1998 are as follows:


                                                                         1997              1998
                                                                   ---------------   ---------------
      Deferred tax assets:
        Net operating loss carryforward ........................     $     4,600       $    53,000
        Organization costs, due to the differing amortization
         methods and implementation of SOP 98-5 ................          19,700            23,000
                                                                     -----------       -----------
         Total deferred tax assets .............................          24,300            76,000
                                                                     -----------       -----------
      Deferred tax liabilities:
        Property and equipment, due to differing
         depreciation methods ..................................          (1,000)           (5,000)
        Investments, due to recognition of unrealized
         appreciation for financial statement purposes .........        (129,600)         (329,000)
                                                                     -----------       -----------
         Total deferred tax liabilities ........................        (130,600)         (334,000)
                                                                     -----------       -----------
         Net deferred tax liabilities ..........................     $  (106,300)      $  (258,000)
                                                                     ===========       ===========

     Based on management's projections for future taxable income over the periods in which the deferred tax assets are available for use or will reverse, management believes that it is more likely than not that the deferred taxes will be realized.


7. STOCK OPTION PLAN

     During 1998, the Company adopted the Waterside Capital Corporation 1998 Employee Stock Option Plan (the "Employee Plan") and the Waterside Capital Corporation Non-Employee Director Stock Option Plan (the "Director Plan") pursuant to which the Company may grant stock options to directors, officers and key employees. The Employee Plan and Director Plan authorized the grants of options to purchase up to 100,000 and 25,000 shares, respectively, of authorized but unissued common stock. Stock options are granted with an exercise price equal to the stock's fair market value at the date of grant. All stock options have ten year terms, and vest on a graded schedule, at which time they become fully exercisable. There were no plans in effect at June 30, 1997. During 1998, 77,500 and 14,000 shares were granted under the Employee Plan and the Director Plan, respectively. At June 30, 1998, there were 22,500 additional shares available for future grant under the Employee Plan and 11,000 additional shares available for future grant under the Director Plan.

     The per share weighted-average fair value of stock options granted on January 29, 1998 and June 30, 1998 were $3.21 and $3.30, respectively. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: expected life of five years, expected volatility of 18.2%, expected dividend yield of 0%, and risk-free interest rate of 5.55%.

     The Company applies APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation cost has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net income would have been reduced to the pro forma amounts indicated below:


                                                                                               JUNE 30, 1998
                                                                                              --------------
      Net increase in stockholders' equity resulting from operations ......   As reported       $  543,335
                                                                              Pro forma            514,102
      Net increase in stockholders' equity resulting from operations
        per share -- basic and diluted ....................................   As reported       $     0.60
                                                                              Pro forma               0.56

     Stock option activity during the periods indicated is as follows:



                                            NUMBER OF     WEIGHTED-AVERAGE
                                              SHARES       EXERCISE PRICE
                                           -----------   -----------------
      Balance at June 30, 1997 .........          --          $    --
      Granted ..........................      91,500            11.01
      Exercised ........................          --               --
      Forfeited ........................          --               --
      Expired ..........................          --               --
                                              ------          -------
      Balance at June 30, 1998 .........      91,500         $  11.01
                                              ======         ========

     The remaining contractual life of the options at June 30, 1998 is 9.7 years.


8. NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS PER SHARE

     The following table sets forth the calculation of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended June 30, 1997 and 1998:



                                                                               1997             1998
                                                                          --------------   --------------
      Basic net increase in stockholders' equity resulting from
        operations per share:
        Net increase in stockholders' equity resulting from operations      $  274,281       $  543,335
                                                                            ==========       ==========
        Weighted average number of common shares outstanding ..........        562,117          910,237
                                                                            ==========       ==========
         Basic net increase in stockholders' equity resulting from
          operations per share ........................................     $     0.49       $     0.60
                                                                            ==========       ==========
      Diluted net increase in stockholders' equity resulting from operations per share:
        Net increase in stockholders' equity resulting from operations      $  274,281       $  543,335
                                                                            ==========       ==========
        Weighted average number of common shares outstanding ..........        562,117          910,237
        Dilutive effect of stock options (as determined by using the
         treasury stock method) .......................................             --              350
                                                                            ----------       ----------
        Adjusted weighted average number of common shares
         outstanding ..................................................        562,117          910,587
                                                                            ==========       ==========
         Diluted net increase in stockholders' equity resulting from
          operations per share ........................................     $     0.49       $     0.60
                                                                            ==========       ==========

9. RELATED PARTY TRANSACTIONS

     During the fiscal years ended June 30, 1997 and 1998, the Company paid management fees and expenses to a company owned by an officer and director of the Company of $52,000 and $39,000, respectively.

     On February 1, 1997, the Company entered into a sublease agreement with a company in which it has invested. The sublease agreement provides for the same term as the prime lease, except that the sublease may be terminated by either party on 90 days notice.


10. LEASES

     The Company has three noncancelable operating leases, primarily for office space, that expire over the next five years. The Company nets rent expense with sublease income.

     Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 1998 are:



YEAR ENDING JUNE 30,
  1999 .................................  $  68,395
  2000 .................................     62,907
  2001 .................................     64,241
  2002 .................................     65,370
  2003 .................................     33,326
                                          ---------
   Total minimum lease payments ........  $ 294,239
                                          =========

     Net rental expense for operating leases for the years ended June 30, 1997 and 1998 is $20,919 and $34,834, respectively. Sublease income for the years ended June 30, 1997 and 1998 is $3,500 and $10,900, respectively.


11. COMMITMENTS AND CONTINGENCIES


     SIGNED TERM SHEETS

     The Company completed signed term sheets during the year ended June 30, 1998 for two investment agreements which closed in July 1998. These investments included a loan and an equity investment in preferred stock for $900,000 and $1,500,000, respectively.


     EMPLOYMENT AGREEMENTS

     The Company has employment agreements with five active members of management. These agreements provide for a specified annual base salary and certain discretionary and performance-based bonuses. The contracts also provide for stock options to be granted to the executives, where the executives may purchase common shares of the Company at the fair value of the Company's common stock at the time of grant. Annual base salaries under these agreements range from $65,000 to $130,000. The terms for these agreements range from one year to five years and expire between December 1998 and December 2002. The Company's remaining commitment for salaries, excluding bonuses, under these agreements is approximately $940,000. If the employees are terminated by the Executive Committee due to disability or without cause, their compensation will be paid for a period of 90 days from the termination date.


     FINANCIAL GUARANTEE

     As of June 30, 1998, the Company has issued a guarantee for $50,000, through April 30, 1999, on borrowings by a company in which it has invested. The Company receives a maximum monthly fee for providing the guarantee of $125.



12. CONCENTRATION OF CREDIT RISK

     Most of the Company's portfolio investment companies are located primarily in Virginia. As a result, any adverse impact on the economy of that region could impact the Company's results of operations and financial position.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following summary disclosures are made in accordance with the provisions of SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS. Fair value is defined in the Statement as the amount at which an instrument could be exchanged in a current transaction between willing parties.


     The following methods and assumptions were used to estimate the fair value of each class of financial instruments at June 30, 1997 and 1998:


     CASH AND CASH EQUIVALENTS, DIVIDEND RECEIVABLE, INTEREST RECEIVABLE, ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

     The carrying amounts approximate fair value because of the short maturity of these instruments.

     INVESTMENTS IN PORTFOLIO COMPANIES:

     The Company's investments are reflected at fair value in the Company's balance sheets. The fair value of portfolio investments is determined by the Executive Committee of the Board of Directors or by current market prices, if available, in accordance with the Company's valuation policy (see note 2).


     STOCKHOLDERS' NOTES RECEIVABLE:

     The carrying amounts approximate the fair value because there are no repayment terms. The notes have been recalled for payment in-full by December 31, 1999 (see note 3).


     FINANCIAL GUARANTEE:

     The fair value of the Company's guarantee of the debt of one of its' investees could not be estimated without incurring unreasonable cost.


14. EMPLOYEE BENEFIT PLAN

     Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan and Trust. The plan is available to all employees of the Company regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 14% of their compensation annually with the Company providing contributions of 50% of the first 6% of participating employees' contributions. In addition, the Company has the ability to make discretionary contributions which will be determined by a resolution of the Board of Directors.


15. SUBSEQUENT EVENTS

     Subsequent to year end, the Company's investment in the equity securities of Election Products, Inc. was sold. As a result, the Company recorded an unrealized gain of approximately $141,000 for the year ended June 30, 1998.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 1997 AND 1998


     The Company's investment portfolio at June 30, 1997 consisted of the following:



                                                                                       COST OR          FAIR
                                                                         NUMBER      CONTRIBUTED       MARKET
               EQUITY INTERESTS IN PRIVATE COMPANIES:                  OF SHARES        VALUE           VALUE
-------------------------------------------------------------------   -----------   -------------   ------------
Real Time Data Management Services, Inc. Preferred Stock ..........      700         $  585,000      $  702,410
Mid-Atlantic Small Business Finance, Inc. Preferred Stock .........      500            140,000         140,000
Coddle Roasted Meats, Inc. Preferred Stock ........................      125            125,000         125,000
Election Products, Inc. Preferred Stock ...........................      100            175,000         175,000
                                                                                     ----------      ----------
   Total equity investments .......................................                   1,025,000       1,142,410
                                                                                     ----------      ----------


                                                                                      COST OR           FAIR
                                                         NUMBER      PERCENTAGE     CONTRIBUTED        MARKET
            STOCK WARRANTS AND OPTIONS:                OF SHARES      OWNERSHIP        VALUE            VALUE
---------------------------------------------------   -----------   ------------   -------------   --------------
Publicly Traded Companies:
 Avery Communications, Inc. -- Restricted .........     301,100            0%       $        --     $   208,890
Private Companies:
 Real Time Data Management Services, Inc. .........         125        29.41            115,000         130,000
 Coddle Roasted Meats, Inc. .......................       1,177        15.00                 --              --
                                                                                    -----------     -----------
   Total warrants and options .....................                                     115,000         338,890
                                                                                    -----------     -----------
   Total investments ..............................                                 $ 1,140,000     $ 1,481,300
                                                                                    ===========     ===========

     The Company's investment portfolio at June 30, 1998 consisted of the following:



                                                                  COUPON        COST OR          FAIR
                                                                 INTEREST     CONTRIBUTED       MARKET
                      LOANS                         MATURITY       RATE          VALUE           VALUE
------------------------------------------------   ----------   ----------   -------------   ------------
Avery Communications, Inc. .....................   12/10/02        12%        $  350,000      $  600,264
Divaris Consolidated Investments, Inc. .........   06/29/04        18%           975,000         975,000
                                                                              ----------      ----------
   Total loans .................................                               1,325,000       1,575,264
                                                                              ----------      ----------


                                                                                        COST OR          FAIR
                                                                          NUMBER      CONTRIBUTED       MARKET
                          EQUITY INTERESTS:                             OF SHARES        VALUE           VALUE
--------------------------------------------------------------------   -----------   -------------   ------------
Publicly Traded Investments:
 Avery Communications, Inc. Common Stock ...........................     245,000      $  249,900      $  568,033
Equity Investments in Private Companies:
 Real Time Data Management Services, Inc. Preferred Stock ..........         700         585,000         710,247
 Mid-Atlantic Small Business Finance, Inc. Preferred Stock .........         500         140,000         140,000
 Coddle Roasted Meats, Inc. Preferred Stock ........................         125         125,000          93,750
 Election Products, Inc. Preferred Stock ...........................         500         875,000         875,000
 Election Products, Inc. Common Stock ..............................         223               4         140,518
 NKL Industries, Inc. Preferred Stock ..............................         900         900,000         900,000
 NKL Industries, Inc. Common Stock .................................         989             989             989
 Delta Education Systems, Inc. Preferred Stock .....................         425         398,600         398,600
 Mead-Higgs Company, Inc. Preferred Stock ..........................       1,500       1,500,000       1,500,000
 Crispies, Inc. Preferred Stock ....................................         400         397,200         397,200
 Triangle Biomedical Sciences Preferred Stock ......................       1,000       1,000,000       1,000,000
                                                                                      ----------      ----------
   Total equity investments ........................................                   6,171,693       6,724,337
                                                                                      ----------      ----------

     The Company's investment portfolio at June 30, 1998 consisted of the following (continued):



                                                                                      COST OR           FAIR
                                                         NUMBER      PERCENTAGE     CONTRIBUTED        MARKET
            STOCK WARRANTS AND OPTIONS:                OF SHARES      OWNERSHIP        VALUE            VALUE
---------------------------------------------------   -----------   ------------   -------------   --------------
Publicly Traded Companies:
 Avery Communications, Inc. -- Restricted .........      91,000            0%       $        --     $    53,424
Private Companies:
 Real Time Data Management Services, Inc. .........         125        29.41            115,000         124,000
 Coddle Roasted Meats, Inc. .......................       1,177        15.00                 --              --
 Delta Education Systems, Inc. ....................         176        15.00             26,400          26,400
 Mead-Higgs Company, Inc. .........................       3,611        10.74                 --              --
 Crispies, Inc. ...................................         524         6.37              2,800           2,800
 Triangle Biomedical Sciences .....................      23,260         6.57                 --              --
                                                                                    -----------     -----------
   Total warrants and options .....................                                     144,200         206,624
                                                                                    -----------     -----------
   Total investments ..............................                                 $ 7,640,893     $ 8,506,225
                                                                                    ===========     ===========

DIRECTORS AND OFFICERS

DIRECTORS

Peter M. Meredith, Jr. (1,3)
Chairman of the Board
President
Meredith Construction Co. Inc.

J. Alan Lindauer  (1)
President and Chief Executive Officer

James E. Andrews
Principal Owner
Anzell Automotive, Inc.

Donna C. Bennett  (2)
Vice President
First Union National Bank

J.W. Whiting Chisman, Jr.  (1,3)
President
Dare Investment Company

Jeffrey R. Ellis
Private Investor

Eric L. Fox  (1)
Portfolio Manager
Paine Webber

Roger L. Frost  (2)
Retired

Ernest F. Hardee  (1,3)
President and Chief Executive Officer
Hardee Realty Corporation

Henry U. Harris, III
President
Virginia Investment Counselors, Inc.

Matthew James
Director of Economic Development
City of Portsmouth

Robert I. Low  (1,2)
Senior Partner
Goodman & Company

Harold J. Marioneaux, Jr.
Dental Surgeon

Charles H. Merriman, III  (1)
Manager, Corporate Finance Department
Scott & Stringfellow, Inc.

Augustus C. Miller
President and Chief Executive Officer
Miller Oil Co., Inc.

Paul F. Miller
Director of Planning and Development
City of Newport News

Juan M. Montero, II
General and Thoracic Surgery

R. Scott Morgan, Sr.
Executive Vice President
Branch Bank & Trust Corp.

James W. Noel, Jr.
Executive Director
York County Industrial Dev. Authority

Richard G. Ornstein  (1)
Real Estate Management and Development

Richard A. Schreiber
President and Chief Executive Officer
Virginia Eastern Shore Corporation

Jordan E. Slone
Chairman and Chief Executive Officer
Harbor Group Companies




OFFICERS

J. Alan Lindauer
President and Chief Executive Officer

Robert P. Louthan
Vice President and Business Development Officer

Gerald T. McDonald
Secretary and Chief Financial Officer

Michael C. Huffman
Business Development Officer

Mark A. Sommer, III
Controller

Lex W. Troutman
Business Development Officer

(1) Executive Committee
(2) Audit Committee
(3) Compensation/Stock Option Committee

SHAREHOLDER INFORMATION

CORPORATE OFFICES

Norfolk,Virginia -- Headquarters
300 E. Main Street, Suite 1380
Norfolk, VA 23510
Telephone: 757-626-1111
Facsimile: 757-626-0114

RICHMOND, VIRGINIA
707 E. Main Street, Suite 700
Richmond, VA 23219
Telephone: 804-225-5500
Facsimile: 804-225-5501

CHARLOTTE, NORTH CAROLINA
212 South Tryon Street,
Suite 1680
Charlotte, NC 28281
Telephone: 704-377-4085
Facsimile: 704-377-2417

STOCK TRANSFER AGENT AND
REGISTRAR

Investors with questions
concerning account
information, replacing
lost or stolen certificates,
transferring securities
or processing a change
of address should contact:

RELIANCE TRUST COMPANY
3295 Northcrest Road N.E.
Atlanta, GA 30340-4099
Telephone: 770-938-6400
Facsimile: 770-908-7066

INVESTOR RELATIONS

Investors requiring
information about
the Company should
contact:

GERALD T. MCDONALD
Chief Financial Officer
Telephone: 757-626-1111
Facsimile: 757-626-0114

ANNUAL MEETING OF
SHAREHOLDERS

The annual shareholder's
meeting will be held
Thursday, October 22, 1998
at 10:00 a.m. at the
Chesapeake Conference
Center, 900
Greenbrier Circle,
Chesapeake, Virginia.
All shareholders are invited to attend.

STOCK LISTING

WATERSIDE CAPITAL CORPORATION
common stock is traded on the
NASDAQ Stock Market under the symbol WSCC.

INDEPENDENT PUBLIC ACCOUNTS

KPMG PEAT MARWICK, LLP
Norfolk, Virginia

CORPORATE COUNSEL

CLARK & STANT, P.C.
Virginia Beach, Virginia